UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2016

CHECKPOINT SYSTEMS, INC.

(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	001-11257	22-1895850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey		08086
(Address of principal executive offices)		(Zip Code)

856-848-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 1, 2016, Checkpoint Systems, Inc., a Pennsylvania corporation (the “Company”), CCL Industries Inc., a corporation organized under the laws of Canada (“CCL”), and CCL Industries USA Corp., a Pennsylvania corporation and a wholly owned indirect subsidiary of CCL (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides, subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of CCL. At the effective time of the Merger (the “Effective Time”), each share of common stock of the Company outstanding immediately prior to the Effective Time (other than shares owned by the Company and its subsidiaries, CCL or Merger Sub) will be automatically converted into the right to receive $10.15 in cash, without interest (the “Merger Consideration”).

The Board of Directors of the Company (the “Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The closing of the Merger is subject to the approval of the Merger Agreement by the affirmative vote of at least a majority of the outstanding shares of common stock of the Company entitled to vote thereon (the “Company Shareholder Approval”). The closing of the Merger is also subject to various customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of all other required antitrust approvals, the absence of any governmental order prohibiting the consummation of the transactions contemplated by the Merger Agreement, the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifications) and compliance with the covenants and agreements in the Merger Agreement in all material respects.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including covenants (1) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger, (2) not to engage in specified types of transactions during this period unless agreed to in writing by CCL and (3) to convene and hold a meeting of its shareholders for the purpose of obtaining the Company Shareholder Approval.

The Merger Agreement contains certain termination rights for both the Company and CCL, including the right of the Company to terminate the Merger Agreement to accept a superior proposal after complying with certain requirements. In addition, either party may terminate the Merger Agreement if the Merger is not consummated on or before December 1, 2016 (which may be extended to March 1, 2017 in certain circumstances specified in the Merger Agreement). The Merger Agreement further provides that upon termination of the Merger Agreement under specified circumstances, the Company or CCL may be required to pay the other party a termination fee.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety.

Item 7.01	Regulation FD Disclosure.

The press release announcing the matters described in Item 1.01 of this report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this report (including exhibits) that is being furnished pursuant to Item 7.01 hereof shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is provided in connection with Regulation FD.

Additional Information

A special shareholder meeting will be announced soon to obtain shareholder approval in connection with the proposed merger between the Company and CCL. The Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company, CCL and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at http://us.checkpointsystems.com or by sending a written request to the Company at 101 Wolf Drive, PO Box 188, Thorofare, New Jersey, Attention: General Counsel.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s shareholders in connection with the proposed merger will be set forth in the Company’s definitive proxy statement for its special shareholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) the Company may be unable to obtain shareholder approval as required for the Merger; (2) conditions to the closing of the Merger may not be satisfied and required regulatory approvals may be delayed or not be obtained; (3) the Merger may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the Merger; (5) the outcome of any legal proceedings related to the Merger; (6) the Company may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (8) the ability to recognize benefits of the Merger; (9) risks that the Merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; and (10) other risks to consummation of the Merger, including the risk that the Merger will not be consummated within the expected time period or at all. If the Merger is consummated, the Company shareholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 28, 2014, which is available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

2.1	Agreement and Plan of Merger, dated March 1, 2016, by and among CCL Industries Inc., CCL Industries USA Corp. and Checkpoint Systems, Inc.

99.1	Press Release dated March 2, 2016 issued by Checkpoint Systems, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Dated: March 1, 2016	By:	/s/ Bryan T. R. Rowland
Bryan T. R. Rowland Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated March 1, 2016, by and among CCL Industries Inc., CCL Industries USA Corp. and Checkpoint Systems, Inc.

99.1	Press Release dated March 2, 2016 issued by Checkpoint Systems, Inc.